EX-99.h.3.a

September 28, 2010

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attention:  Fund Administration Legal Department

Re:  Aberdeen Funds—Additional Funds Letter

Ladies and Gentlemen:

Reference is made to the Sub-Administration made between us dated as of June 1, 2010, as amended and supplemented (the “Agreement”).  Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Funds (as defined in the Agreement) of Aberdeen Funds (the “Trust”):

Aberdeen Emerging Markets Debt Local Currency Bond Fund

Aberdeen Global High Yield Bond Fund

Aberdeen Ultra Short Duration Bond Fund

In accordance with Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to each additional Fund listed above.  A current Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned, on behalf of the Trust and each additional Fund listed, hereby confirms to you, as of the date hereof, the representations and warranties set forth above in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to the Trust and retaining one for your records.

Sincerely,

ABERDEEN ASSET MANAGEMENT INC.

By:	/s/ Jennifer A. Nichols
Name:	Jennifer A. Nichols
Title:	Vice President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares

Aberdeen Equity Long-Short Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Natural Resources Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Small Cap Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen U.S. Equity Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen China Opportunities Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Emerging Markets Fund	Class A
Class B
Class C
Class R
Aberdeen Global Financial Services Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class

Fund Name	Classes of Shares

Aberdeen International Equity Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Global Equity Fund	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Optimal Allocations Fund: Defensive	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Optimal Allocations Fund: Moderate	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Optimal Allocations Fund: Growth	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Optimal Allocations Fund: Specialty	Class A
Class B
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Asia Bond Institutional Fund	Institutional Class
Institutional Service Class
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Class Institutional Service Class

Fund Name	Classes of Shares

Aberdeen Emerging Markets Institutional Fund	Institutional Class
Institutional Service Class
Aberdeen International Equity Institutional Fund	Institutional Class
Institutional Service Class
Aberdeen Global Fixed Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Global Small Cap Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Tax-Free Income Fund	Class A
Class B
Class C
Class D
Aberdeen Core Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Core Plus Income Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Emerging Markets Debt Local Currency Fund	Class A Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Global High Yield Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class
Aberdeen Ultra-Short Duration Bond Fund	Class A
Class C
Class R
Institutional Class
Institutional Service Class